UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2020

B. RILEY PRINCIPAL MERGER CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, NY 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BMRG.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BMRG	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BMRG WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 24, 2020, B. Riley Principal Merger Corp. II (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the Company has executed a letter of intent with Eos Energy Storage LLC (“EOS”) for a business combination transaction which would result in Eos becoming a publicly listed company. Completion of the transaction is subject to, among other things, the negotiation and execution of a definitive agreement providing for the business combination transaction, satisfaction of the closing conditions included therein and approval of the transaction by the Company’s stockholders. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

Additional Information and Where to Find It

If a legally binding definitive agreement is entered into, a full description of the terms of the transaction will be provided in a proxy statement for the stockholders of the Company (the “Transaction Proxy Statement”), to be filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company urges investors, stockholders and other interested persons to read, when available, the preliminary Transaction Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about the Company, the potential target company and the transaction. The definitive Transaction Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction.

Investors and security holders of the Company are advised to read, when available, the preliminary Transaction Proxy Statement and definitive Transaction Proxy Statement, and any amendments thereto, because these documents will contain important information about proposed transaction. The definitive Transaction Proxy Statement will be mailed to the Company’s stockholders of record as of a record date to be established for the special meeting of stockholders relating to the proposed transaction. Stockholders will also be able to obtain copies of the Transaction Proxy Statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, NY 10171.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to enter into a definitive agreement with respect to the proposed business combination or to complete the contemplated transactions with EOS; matters discovered by EOS or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the potential transaction is not obtained; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and those factors discussed in the Company’s prospectus, dated May 19, 2020 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

  Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Transaction Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP. II

Dated: June 24, 2020	By:	/s/ Daniel Shribman
Name: Daniel Shribman
Title: Chief Executive Officer and Chief Financial Officer

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